                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1995 95-4 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1995 to November 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of December, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.10%, 6.30%,
                              6.75%, 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995

                                        CUSIP#'S  393505-GL0,GM8,GN6,GP1,GQ9,GR7
                                        TRUST ACCOUNT #3334224-0
                                        REMITTANCE DATE:  12/15/95

                                                         Total $      Per $1,000
                                                          Amount       Original
                                                       ------------   ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                    4,227,846.83

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                                 0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                      0.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate
             (6.05%, unless Weighted Average
              Contract Rate is below 6.05%)                   6.05%
         b. Class A-1 Interest                           197,106.79   4.19376149
         c. Class A-2 Remittance Rate
             (6.10%, unless Weighted Average
              Contract Rate is below 6.10%)                   6.10%
         d. Class A-2 Interest                           320,250.00   5.08333333
         e. Class A-3 Remittance Rate
             (6.30%, unless Weighted Average
              Contract Rate is below 6.30%)                   6.30%
         f. Class A-3 Interest                           162,750.00   5.25000000
         g. Class A-4 Remittance Rate
             (6.75%, unless Weighted Average
              Contract Rate is below 6.75%)                   6.75%
         h. Class A-4 Interest                           270,000.00   5.62500000
         i. Class A-5 Remittance Rate
             (6.95%, unless Weighted Average
              Contract Rate is below 6.95%)                   6.95%
         j. Class A-5 Interest                           231,666.67   5.79166675
         k. Class A-6 Remittance Rate
             (7.30%, unless Weighted Average
              Contract Rate is below 7.30%)                   7.30%
         l. Class A-6 Interest                           221,433.33   6.08333324

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                           .00          .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.10%, 6.30%,
                              6.75%, 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995

                                        CUSIP#'S  393505-GL0,GM8,GN6,GP1,GQ9,GR7
                                        TRUST ACCOUNT #3334224-0
                                        REMITTANCE DATE:  12/15/95

    (4)  Remaining:
         a. Unpaid Class A Interest
            Shortfall                                          .00           .00

B.  Principal
    (5)  Formula Principal Distribution
          Amount                                      1,447,149.99           N/A
         a. Scheduled Principal                         490,259.47           N/A
         b. Principal Prepayments                       942,894.93           N/A
         c. Liquidated Contracts                         13,995.59           N/A
         d. Repurchases                                        .00           N/A

    (6)  Pool Scheduled Principal
          Balance                                   310,432,017.55  970.75651073
   (6a)  Pool Factor                                     .97075651

    (7)  Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                                  .00

    (8)  Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance, divided by
         Pool Scheduled Balance)                           91.79%

    (9)  Class A Percentage for the following
         Remittance Date                                   91.75%

   (10)  Class A Principal Distribution:
         a. Class A-1                                1,447,149.99    30.79042532
         b. Class A-2                                         .00            .00
         c. Class A-3                                         .00            .00
         d. Class A-4                                         .00            .00
         e. Class A-5                                         .00            .00
         f. Class A-6                                         .00            .00

   (11)  Class A-1 Principal Balance                37,648,411.55   801.03003298
  (11a)  Class A-1 Pool Factor                          .80103003

   (12)  Class A-2 Principal Balance                63,000,000.00   1000.0000000
  (12a)  Class A-2 Pool Factor                         1.00000000

   (13)  Class A-3 Principal Balance                31,000,000.00   1000.0000000
  (13a)  Class A-3 Pool Factor                         1.00000000

   (14)  Class A-4 Principal Balance                48,000,000.00   1000.0000000
  (14a)  Class A-4 Pool Factor                         1.00000000

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.10%, 6.30%,
                              6.75%, 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995

                                        CUSIP#'S  393505-GL0,GM8,GN6,GP1,GQ9,GR7
                                        TRUST ACCOUNT #3334224-0
                                        REMITTANCE DATE:  12/15/95

    (15)  Class A-5 Principal Balance                40,000,000.00  1000.0000000
   (15a)  Class A-5 Pool Factor                         1.00000000

    (16)  Class A-6 Principal Balance                36,400,000.00  1000.0000000
   (16a)  Class A-6 Pool Factor                         1.00000000

    (17)  Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                                 .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (18)  31-59 days                                  3,475,885.27           111

    (19)  60 days or more                             1,692,585.39            56

    (20)  Current Month Repossessions                   413,390.98            13

    (21)  Repossession Inventory                        953,495.55            33

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in July 1999)

    (22)  Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current
               Remittance Date                                              .55%

          (b)  Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                                 .35%

    (23)  Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinquency Ratio for current
               Remittance Date                                             1.12%

          (b)  Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                                 .92%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.10%, 6.30%,
                              6.75%, 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995

                                        CUSIP#'S  393505-GL0,GM8,GN6,GP1,GQ9,GR7
                                        TRUST ACCOUNT #3334224-0
                                        REMITTANCE DATE:  12/15/95

(24)  Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from July 1, 1999 to
           June 30, 2000, 6.5% from July 1, 2000 to
           June 30, 2001, 8.5% from July 1, 2001 to
           June 30, 2002 and 9.5% thereafter)                             .0003%

(25)  Current Realized Losses Test

      (a)  Current Realized Losses for current Remittance
           Date                                                         4,081.47

      (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
           arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.25%)                                            .01%

(26)  Class B Principal Balance Test

      (a)  Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance for prior Remittance date (must
           equal or exceed 12%) and the Class B Principal Balance
           as of such Remittance Date is greater than or equal
           to $6,395,672.00                                                8.21%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 5

                                                             CUSIP#'S 393505-GS5
                                                        TRUST ACCOUNT #3334224-0
                                                      REMITTANCE DATE:  12/15/95

                                                       Total $      Per $1,000
                                                        Amount       Original
                                                     ------------  -------------
CLASS M1 CERTIFICATES
---------------------
  (27)  Amount available (including Monthly
        Servicing Fee)                               1,377,490.05

  A.    Interest
  (28)  Aggregate interest
        a.  Class M-1 Remittance Rate (7.60%,
            unless Weighted Average Contract
            Rate is below 7.60%)                            7.60%
        b.  Class M-1 Interest                         182,273.33     6.33333322

  (29)  Amount applied to Class M-1 Interest
         Deficiency Amount                                    .00              0

  (30)  Remaining unpaid Class M-1 Interest
         Deficiency Amount                                    .00              0

  (31)  Amount Applied to:
        a.  Unpaid Class M-1 Interest Shortfall               .00              0

  (32)  Remaining:
        a.  Unpaid Class M-1 Interest Shortfall               .00              0

  B.    Principal
  (33)  Formula Principal Distribution Amount
        a.  Scheduled Principal                               .00            N/A
        b.  Principal Prepayments                             .00            N/A
        c.  Liquidated Contracts                              .00            N/A
        d.  Repurchases                                       .00            N/A

  (34)  Class M-1 Principal Balance                 28,780,000.00  1000.00000000
 (34a)  Class M-1 Pool Factor                          1.00000000

  (35)  Class M-1 Percentage after prior
        Remittance Date                                      .00%

  (36)  Class M-1 Percentage for such Remittance
        Date                                                 .00%

  (37)  Class M-1 Percentage for the following
        Remittance Date                                      .00%

  (38)  Class M-1 Principal Distribution:
        a.  Class M-1                                         .00     0.00000000
        b.  Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance
            Date                                              .00

  (39)  Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance
        Date                                                  .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995

                                                 CUSIP#'S 393505-GT3, GU0
                                                 REMITTANCE DATE:  12/15/95

                                                       Total $      Per $1,000
                                                        Amount       Original
                                                     ------------  -------------
Class B1 Certificates
-----------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                        1,195,216.72

  (2)  Class B-1 Remittance Rate (7.30% unless
       Weighted Average Contract Rate is
       below 7.30%)                                         7.30%

  (3)  Aggregate Class B1 Interest                      77,866.67     6.08333359

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                                  .00            .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                     .00            .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                      .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                      .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date               .00

  (9)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)                  .00

 (9a)  Class B Percentage for the following
       Remittance Date                                        .00

 (10)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)                 .00

(11a)  Class B1 Principal Shortfall                           .00

(11b)  Unpaid Class B1 Principal Shortfall                    .00

 (12)  Class B Principal Balance                    25,603,606.00

 (13)  Class B1 Principal Balance                   12,800,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 2

                                                    CUSIP#'S   393505-GT3, GU0
                                                    REMITTANCE DATE:  12/15/95

                                                       Total $      Per $1,000
                                                        Amount       Original
                                                     ------------  -------------
Class B2 and C Certificates
---------------------------
(12)  Remaining Amount Available                     1,117,350.05

(13)  Class B-2 Remittance Rate (7.70%
      unless Weighted Average Contract
      Rate is less than 7.70%)                              7.70%

(14)  Aggregate Class B2 Interest                       82,156.47     6.41666652

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                   .00            .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                      .00            .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                .00

(18)  Class B2 Principal Liquidation Loss Amount              .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)               .00

(20)  Guarantee Payment                                       .00

(21)  Class B2 Principal Balance                    12,803,606.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      Amount, Class B-1 Distribution Amount and
      Class B-2 Distribution Amount; if the
      Company is the Servicer)                         129,949.65

(23)  3% Guarantee Fee                                 779,697.90

(24)  Class C Residual Payment                         125,546.03

(25)  Class M-1 Interest Deficiency on such
      Remittance Date                                         .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 3

                                            CUSIP#'S   393505-GT3, GU0
                                            REMITTANCE DATE:  12/15/95

                                                        Total $      Per $1,000
                                                         Amount       Original
                                                       ----------    ----------
(26)  Class B-1 Interest Deficiency on such
      Remittance Date                                         .00

(27)  Repossessed Contracts                            413,390.98

(28)  Repossessed Contracts Remaining
      in Inventory                                     953,495.55

(29)  Weighted Average Contract Rate                     11.12311

                                     GTFC
                                    1995-4
                                November, 1995
                              Defaulted Contracts







                                                              Estimated
                                               Repurchase      Loss at
Account#          Principal      Interest       Amount        Sale Date
--------         -----------     --------     -----------     ----------

52309672          13,995.59        81.52       14,077.11        4,081.47
                 ----------       ------      ----------       ---------

TOTALS           $13,995.59       $81.52      $14,077.11       $4,081.47
                 ==========       ======      ==========       =========